EGA Emerging Global Shares Trust
Supplement dated November 30, 2009 to the
Prospectus dated May 18, 2009

1.	Throughout the Prospectus, all references to “Esposito Partners, LLC” are removed.

2.	The “Management of the Trust” section on pages 21-23 of the Prospectus is deleted in its entirety and replaced with the following:

 MANAGEMENT OF THE TRUST

Board of Trustees and Officers

The Board of Trustees of the Trust is responsible for the general supervision of all of the Funds.  The officers of the Trust are responsible for the day-to-day operations of the Funds.

The Investment Adviser and Sub-Adviser

The Adviser acts as each Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). The Adviser is a Colorado corporation with its principal offices located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.  As of December 31, 2008, ALPS entities have provided supervisory, management, servicing or distribution services on approximately $240 billion in assets through closed-end funds, unit investment trusts, mutual funds, hedge funds, separately managed accounts and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-advisers.  For its services, the Trust pays the Adviser an annual management fee consisting of the greater of $400,000 or 0.10% of each Fund’s average daily net assets, but not to exceed $1,000,000 per year. From time to time, the Adviser may waive all or a portion of its fee.

EGA serves as the sub-adviser to all of the Funds and provides investment advice and management services to the Funds, including portfolio trading and index tracking services.  EGA is a Delaware limited liability company with its principal offices located at 171 East Ridgewood Ave., Ridgewood, NJ 07450.  EGA manages the day-to-day investment and reinvestment of the assets in each Fund and is responsible for designating the Deposit Securities and monitoring each Fund’s adherence to its investment mandate.  For its investment advisory services, EGA is entitled to receive fees equal to 0.75% of the average daily net assets of the Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund and 0.85% of the average daily net assets of each of the other Funds.

EGA has agreed contractually to reduce fees and/or reimburse expenses to the extent necessary to prevent the annual operating expenses of each Fund (excluding any taxes, interest, brokerage fees and non-routine expenses, such as expenses attributable to mergers or litigation) from exceeding 0.85% of average daily net assets (0.75% for the Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund).  Under this agreement, EGA retains the right to seek reimbursement from each Fund of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed within three years of such reimbursement, provided and such reimbursement does not cause a Fund to exceed any applicable fee waiver or expense limitation agreement that was in place at the time the fees were waived or expenses were assumed.  EGA, from its own resources, including profits from sub-advisory fees received from the Funds, also may make payments to broker-dealers and other financial institutions in connection with the distribution of the Funds’ Shares.

Subject to the fee waiver and expense assumption agreement, each Fund is responsible for all of its expenses, including: the investment advisory fees and sub-advisory fees; costs of transfer agency, custody, fund administration, legal, audit and other services; interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions; distribution fees or expenses; and non-routine expenses (including litigation or merger-related expenses, if any).

The basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement will be available in the Trust’s next report to shareholders.

Portfolio Management

Richard C. Kang serves as the portfolio manager for each Fund and is responsible for the day-to-day management of each Fund.  Mr. Kang is the Chief Investment Officer and Director of Research of EGA and joined EGA in October 2008.  Prior to that Mr. Kang was a contract consultant for ETFx Indexes from October 2007 to September 2008.  From January 2007 to September 2008, Mr. Kang was an independent consultant and blogger of The Beta Brief.  Prior to that, Mr. Kang was Chief Investment Officer of Quadrexx Asset Management from July 2003 to May 2005, and President and Chief Investment Officer of Meridian Global Investors from November 2002 to December 2007.

The Trust’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Shares in the Funds.

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Please keep this Supplement for future reference.

EGA Emerging Global Shares Trust
Supplement dated November 30, 2009 to the
Statement of Additional Information dated May 18, 2009

1.	Throughout the Statement of Additional Information, all references to “Esposito Partners, LLC” are removed.

2.
The sub-sections “Sub-Advisers” and “Portfolio Managers” under “Management of the Trust” on pages 15-17 of the Statement of Additional Information are deleted in their entirety and replaced with the following:

Sub-Adviser

EGA, a Delaware limited liability company located at 171 East Ridgewood Ave., Ridgewood, NJ 07450, serves as the sub-adviser to the Funds.  Robert C. Holderith is the majority owner, Chief Executive Officer and Managing Member of EGA.  EGA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with the SEC.

EGA provides investment advisory services to each Fund pursuant to the Investment Advisory Agreement dated April 17, 2009, between the Trust and EGA (the “Sub-Advisory Agreement”).  Pursuant to the Sub-Advisory Agreement, EGA manages the day-to-day investment and reinvestment of the assets in each Fund and is responsible for the day-to-day portfolio management of the Funds, including designating the Deposit Securities and monitoring each Fund’s adherence to its investment mandate.  Pursuant to the Sub-Advisory Agreement, the Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund pays EGA a fee equal to 0.75% of the average daily net assets of the Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund and each other Fund pays EGA a fee equal to 0.85% of the average daily net assets of each other Fund.

Portfolio Manager

Compensation of the Portfolio Manager and Other Accounts Managed.

For his services as a portfolio manager of the Funds, Richard C. Kang receives an annual salary from EGA.  Mr. Kang does not manage any other accounts.

Description of Material Conflicts of Interest.

Although the Funds in the Trust that are managed by Mr. Kang may have different investment strategies, each has a portfolio objective of replicating its underlying index. EGA does not believe that management of the different Funds of the Trust presents a material conflict of interest for Mr. Kang.

Portfolio Manager’s Ownership of Shares of the Funds.  As of March 31, 2009, Mr. Kang did not own any Shares of the Funds.

3.           The “Portfolio Transactions and Brokerage Commissions” section on pages 19-20 of the Statement of Additional Information deleted in its entirety and replaced with the  following:

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

EGA has general responsibility for placing orders on behalf of the Funds for the purchase or sale of portfolio securities.  Pursuant to the Sub-Advisory Agreement, EGA is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Funds and is directed to implement the Trust’s policy of using best efforts to obtain the best available price and most favorable execution.   When securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, EGA relies upon its experience and knowledge regarding commissions generally charged by various brokers.  EGA effects transactions with those brokers and dealers that they believe provide the most favorable prices and are capable of providing efficient executions.  The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers and EGA does not currently participate in soft dollar transactions with respect to the Funds.

Portfolio Holding Disclosure Policies and Procedures

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings.  The Board must approve all material amendments to this policy.  The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites.  In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).  The basket represents one Creation Unit of each Fund.

Proxy Voting Policy

The Board has delegated to EGA the responsibility to vote proxies with respect to the portfolio securities held by the Funds.  EGA has adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which it has discretionary authority.  Information on how proxies were voted on behalf of the Funds relating to portfolio securities during the most recent 12-month (or shorter, as applicable) period ended June 30 may be obtained (i) without charge, upon request, through the Funds’ website at www.egshares.com; and (ii) on the SEC’s website at http://www.sec.gov or the EDGAR database on the SEC’s website.  Proxy voting policies for EGA are included as Appendix A to this SAI.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser, EGA and the Distributor (collectively the “Codes”).  The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from any person’s employment activities and that actual and potential conflicts of interest are avoided.  The Codes apply to the personal investing activities of certain individuals employed by or associated with the Trust, the Adviser, EGA or the Distributor (“Access Persons”).  Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons.  Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund.  In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements.  The Codes are on file with the SEC, and are available to the public.

4.           Appendix A of the Statement of Additional Information deleted in its entirety and replaced with the following:

APPENDIX A

The Trust has delegated to EGA the authority and responsibility for voting proxies on the portfolio securities held by each Fund.  EGA understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

 Emerging Global Advisors, LLC
PROXY VOTING POLICY
INTRODUCTION

An investment adviser generally has the authority to vote proxies relating to such securities on behalf of its clients.  Pursuant to Rule 206(4)-6 under the Advisers Act, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients. The policies and procedures must be reasonably designed to ensure that the adviser votes client securities in a manner consistent with the best interests of such client.

POLICIES

As a general policy, the Adviser will vote proxy proposals, consents or resolutions relating to client securities (collectively, “proxies”), in a manner that serves the best interests of the client accounts it manages.  Best interest will be determined by the Adviser in its discretion, taking into account relevant factors, including, but not limited to:

•	the impact on the value of the securities;
•	the anticipated costs and benefits associated with the proposal;
•	the effect on liquidity; and
•	customary industry and business practices.

In voting proxies, the Adviser will not consider the interests that the Adviser, its management or its affiliates might have in a particular voting matter.

Investment company clients are subject to further requirements under the 1940 Act regarding the disclosure of actual proxy voting records to shareholders, and the process by which proxies are voted on shareholder’s behalf.  As a general matter of policy, the Adviser will assist its investment company clients and their respective fund administration agents with respect to the fund clients’ annual Form N-PX filings.

A.           Routine Matters

Routine matters are typically proposed by management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

For routine matters, the Adviser will vote in accordance with the recommendation of the company’s management or directors (collectively, the “Management”), as applicable, unless, in the Adviser’s opinion, such recommendation is not in the best interests of the client.

Examples of routine matters are set forth below:

General Matters
The Adviser will generally vote for the following proposals:

•	to set time and location of annual meeting;
•	to change the fiscal year of the company; and
•	to change the name of a company.

Board Members

The Adviser will generally vote for Management proposals to elect or re-elect board members.

The Adviser will generally vote for proposals to increase fees paid to board members, unless it determines that the compensation exceeds market standards

Capital Structure
The Adviser will generally vote for proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either: (i) establish a class or classes of shares or interests with terms that may disadvantage the class held by any of the Adviser’s clients or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests.

Appointment of Auditors
The Adviser will generally vote for the approval of auditors and proposals authorizing the board to fix auditor fees, unless the Adviser has serious concerns about the audit procedures used, or feels that the auditors are being charged without explanation.

B.           Non- Routine Matters

Non-routine matters involve a variety of issues and may be proposed by a company’s management or beneficial owners (i.e., shareholders, members, partners, etc. (collectively, the “Owners”)). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

Examples of routine matters are set forth below:

1.           Board Members
a.
Term Limits.  The Adviser will generally vote for proposals to require a reasonable retirement age (e.g., 72) for board members, and will vote on a case-by-case basis on proposals to attempt to limit tenure.

b.	Replacement. The Adviser will generally vote against proposals that make it more difficult to replace board members, including the following proposals:

•	To stagger the board;
•	To overweight company Management on the board;
•
To introduce cumulative voting (cumulative voting allows the owners to “stack” votes behind one or a few individuals for a position on the board, thereby giving minority owners a greater chance of electing the board member(s));

•	To introduce unequal voting rights;
•	To create supermajority voting; or
•	To establish pre-emptive rights.

c.
Liability and Indemnification.  In order to promote accountability, the Adviser will generally vote against proposals to limit the personal liability of board members for any breach of fiduciary duty or failure to act in good faith.

d.
Ownership Issues.  The Adviser will generally vote for proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management’s interests with the interests of the company’s owners. However, the Adviser will generally vote against proposals for stock options or other compensation that grant an ownership interest for Management if such proposals offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other owners of the company.

2.	Compensation, Fees and Expenses

In general, the Adviser will vote against proposals to increase compensation, fees or expenses applicable to the company’s owners, unless the Adviser determines that the benefits resulting to the company and its owners justifies the increased compensation, fees or expenses.

3.           Voting Rights

The Adviser will generally vote against the following proposals:

•	To introduce unequal voting or dividend rights among the classes;
•	To change the amendment provisions of a company’s charter documents by removing owner approval requirements;
•	To require supermajority (two-thirds of outstanding votes) approval for votes rather than a simple majority (half of outstanding votes);
•	To restrict the owners’ right to act by written consent; or
•	To restrict the owners’ right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate board members.

The Adviser will generally vote for proposals that eliminate any of the foregoing rights or requirements.

4.            Takeover Defenses and Related Actions

The Adviser will generally vote against any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including “poison pills.” Examples of “poison pills” include:

•	Large increases in the amount of stock authorized but not issued;
•
Blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the board at a future date without further action by the owners);

•	Compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or “golden parachutes”;
•	Fixed price amendments that require a certain price to be offered to all owners based on a fixed formula; and
•	Greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

The Adviser will generally vote for proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

•	Require that golden parachutes or golden handcuffs be submitted for ratification by the owners;
•	To opt out of state anti-takeover laws deemed by the Adviser to be detrimental.

The Adviser will generally vote on a case-by-case basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

5.           Reincorporation

The Adviser will generally vote for a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of the controlling company).

6.           Debt Issuance and Pledging of Assets for Debt

The Adviser will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a case-by-case basis, taking into consideration relevant factors, including, for example:

•	The potential increase in the company’s outstanding interests or shares, if any (e.g., convertible bonds).
•	The potential increase in the company’s capital, if any, over the current outstanding capital.

7.           Mergers or Acquisitions

The Adviser will vote proxies relating to mergers or acquisitions on a case-by-case basis, but will generally vote for any proposals that the Adviser believes will offer fair value to its clients.

8.           Termination or Liquidation of the Company

The Adviser will vote proxies relating to the termination or liquidation of a company on a case-by-case basis, taking into consideration one or more of the following factors:

•	Terms of liquidation;
•	Past performance of the company; and
•	Strategies employed to save the company.

9.           Social & Environmental Issues and Corporate Responsibility

The Adviser will vote proxies relating to social and environmental issues on a case-by-case basis, but will generally vote for any proposals that will reduce discrimination and pollution, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

The Adviser will generally vote against any proposals that place arbitrary restrictions on the company’s ability to invest, market, enter into contractual arrangements or conduct other activities. The Adviser will also generally vote against proposals:

•	To bar or restrict charitable contributions; or
•	To limit corporate political activities.

10.           All Other Matters

All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

C.  Abstaining from Voting or Affirmatively Not Voting

The Adviser may abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if it determines that abstaining or not voting is in the best interests of its clients. In making such a determination, the Adviser will consider various factors, including, but not limited to; (i) the costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. Furthermore, the Adviser will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

PROCEDURES

The Adviser’s CCO or designee is responsible for the implementation, monitoring and review of the Adviser’s proxy voting policies and procedures.

To implement its policies, the Adviser has adopted the following procedures:

•
Designated Adviser personnel (e.g., analysts), will be responsible for voting each proxy. Such personnel will obtain a determination from Adviser management as to how to vote the proxies in accordance with the policies. Upon making a decision, the proxy will be executed and returned to the analyst for submission to the company. The analysts are responsible for the actual voting of all proxies in a timely manner.

•
In the event the Adviser determines that the client should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Adviser will submit the proxy to such third party or committee for a decision. The proxy will be executed in accordance with such third party’s or committee’s decision.

•	Upon receipt of an executed proxy, the analyst will update the clients’ proxy voting record.
•
The Adviser shall retain written or electronic copies of each proxy statement received and of each executed proxy.  Records relating to each proxy must include (i) the voting decision with regard to each proxy; and (ii) any documents created by the analyst, management or third party, that were material to making the voting decision. These records will be reviewed by the Adviser’s CCO.

•
Such records shall be retained in the Adviser’s offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

The Adviser will maintain a record of each written request from a client for proxy voting information and the Adviser’s written response to any request (oral or written) from a client for proxy voting information. All such communications will be reviewed by the Adviser’s CCO.

Conflicts of Interest:
At times, conflicts may arise between the interests of one or more of the Adviser’s clients, on the one hand, and the interests of the Adviser or its affiliates, on the other hand. If the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:

If a proposal is addressed by the specific policies herein, the Adviser will vote in accordance with such policies.

A.
If the Adviser believes it is in the best interest of its clients to depart from the specific policies provided for herein, the Adviser will be subject to the requirements of C or D below, as applicable;

B.
If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interest of the clients, without taking any action described in D below, provided that such vote would be against the Adviser’s own interest in the matter (i.e., against the perceived or actual conflict). The Adviser will memorialize the rationale of such vote in writing;

C.
If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; or (b) obtain approval of the decision from the Adviser’s senior management or the CCO; and

D.
If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of a fund, then the Adviser shall contact the chairman of the fund’s Board of Trustees and the fund’s CCO.  In the event that such parties determine that a conflict of interest exists, the chairman shall submit the matter for determination to another member of the board who is not an “interested person” of the fund, as defined in the 1940 Act, as amended.  In making a determination, the chairman will consider the best interests of the fund’s shareholders and may consider the recommendations of the adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according to the determination and maintain records relating to this process.

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Please keep this Supplement for future reference.